America First Funds

series of the Catalyst Funds

Supplement Dated March 15, 2010

to Statement of Additional Information Dated March 1, 2010

The America First Funds hereby modifies the investment restrictions for the America First Absolute Return Fund and America First Quantitative Strategies Fund to prohibit the purchase of Exchange Traded Funds (ETFs) that employ leverage in their investment strategies.

Paragraph 2 on page 4 of the Statement of Additional Information is deleted and replaced with the following:

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.  Inverse ETF index funds seek to provide investment results that will match the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF's current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF's value should go up 5%).  Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  However, the Funds will not invest in inverse ETFs that employ leverage.

Paragraph 3 on page 4 of the Statement of Additional Information below is hereby deleted in its entirety:

The Funds may also invest in ETFs that include high beta index funds (“HBIFs”), which track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.  On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis.  For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

This Supplement and the existing Prospectus and Statement of Additional Information dated March 1, 2010, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-217-8363.